Supplement to the

Fidelity® Convertible Securities Fund (FCVSX), Fidelity Equity-Income II Fund (FEQTX), Fidelity Growth Company Fund (FDGRX), Fidelity Growth Strategies Fund (FDEGX), Fidelity Independence Fund (FDFFX), and Fidelity New Millennium Fund® (FMILX)

Fidelity Convertible Securities Fund is a Class of shares of Fidelity Convertible Securities Fund; Fidelity Equity-Income II Fund is a Class of shares of Fidelity Equity-Income II Fund; Fidelity Growth Company Fund is a Class of shares of Fidelity Growth Company Fund; Fidelity Growth Strategies Fund is a Class of shares of Fidelity Growth Strategies Fund; Fidelity Independence Fund is a Class of shares of Fidelity Independence Fund

Funds of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2012

Christopher Lee has replaced Steven Calhoun as the portfolio manager of the fund. All references to Steven Calhoun are no longer applicable. The following information supplements information found in the "Management Contracts" section beginning on page 43.

Christopher Lee is the portfolio manager of Fidelity Growth Strategies Fund and receives compensation for his services. As of April 30, 2012, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Growth Strategies Fund is based on the pre-tax investment performance of the fund measured against the Russell Midcap Growth Index, and the pre-tax investment performance of the fund (based on the performance of the fund's retail class) within the Morningstar Mid-Cap Growth Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The following table provides information relating to other accounts managed by Mr. Lee as of April 30, 2012:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 2,059	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,840	none	none

* Includes Fidelity Growth Strategies Fund ($1,840 (in millions) assets managed with performance-based advisory fees).

As of April 30, 2012, the dollar range of shares of Fidelity Growth Strategies Fund beneficially owned by Mr. Lee was none.

FFVSB-12-01 June 5, 2012
1.800200.114